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                                                                    EXHIBIT 23.1

                      [LETTERHEAD OF ARTHUR ANDERSEN LLP]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our reports dated March 22, 1999 incorporated by reference in True North Communications Inc.'s Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this Registration Statement.

                                        Arthur Andersen LLP

Chicago, Illinois
July 7, 1999